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                                  EXHIBIT 32.1

                          SECTION 1350 CERTIFICATIONS*

I, Thomas M. Von Lehman, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended April 2, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.



     Date: May 16, 2005                   By: /s/ Thomas M. Von Lehman    *
     ------------------                       ------------------------------
                                          Thomas M. Von Lehman,
                                          Title: President and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)


I, Daniel D. Viren, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended April 2, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.


     Date: May 16, 2005                   By: /s/ Daniel D. Viren       *
     ------------------                       ----------------------------
                                          Daniel D. Viren
                                          Title:  Senior Vice President -
                                                  Finance, Chief Financial
                                                  Officer and Secretary
                                                  (Principal Financial Officer)





         *These certifications are being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. These certifications shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that R. G. Barry Corporation specifically incorporates them by reference.